UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

         Date of Report (Date of earliest event reported) August 9, 2006

                         Calypte Biomedical Corporation
               (Exact name of Company as specified in its charter)

           Delaware                     000-20985                06-1226727
(State or Other Jurisdiction)   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                        Identification)

             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On August 9, 2006, Calypte Biomedical Corporation (the "Company") held a webcast conference call with analysts and investors, during which Roger I. Gale, the Company's Chairman and Chief Executive Officer, and Theodore R. Gwin, the Company's Chief Financial Officer, discussed the Company's financial results for the quarter ended June 30, 2006 and provided an update on the Company's operations. A copy of the prepared remarks of Messrs. Gale and Gwin is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit
 Number   Description
-------   ----------------------------------------------------------------------
  99.1 Prepared Remarks of Roger I. Gale and Theodore R. Gwin for Calypte Biomedical Corporation Second Quarter 2006 Analyst/Investor Conference Call held on August 9, 2006.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2006

                                        Calypte Biomedical Corporation


                                        By: /s/ Theodore R. Gwin
                                            ------------------------------------
                                            Theodore R. Gwin
                                            Chief Financial Officer